UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) December 12, 2018

 PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Secor Road, Brookfield, CT	06804
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code	(203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operation and Financial Condition

On December 12, 2018, the Corporation issued a press release reporting fourth quarter fiscal 2018 results.

A copy of the press release is furnished as Exhibit 99.1 to this report. The information contained in this Item 2.02 and the attached Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

On December 12, 2018, the Company will conduct a conference call during which certain unaudited, non-GAAP financial information related to the Company’s operations for the three months ended October 31, 2018 may be disclosed. This information is set forth in Exhibit 99.5.

EBITDA is a non-GAAP financial measure that the Company defines pursuant to its credit agreement. The Company believes that EBITDA is generally accepted as providing useful information regarding the operational strength and performance of its business, including the ability of the Company to pay interest, service debt and fund capital expenditures. The Company’s method for calculating EBITDA may not be comparable to methods used by other companies but is the same method the Company uses for calculating EBITDA under its credit facility. The Company has included in the press release certain reconciliation information for EBITDA to its most directly comparable financial measure of net income calculated and reported in accordance with GAAP.

Item 7.01	Regulation FD Disclosure

The US District Court in Northern California filed an indictment against Fujian Jinhua Integrated Circuit Company, United Microelectronics Corporation, and three former United Microelectronics Corporation executives alleging theft of trade secrets from Micron Technology, Inc. At this time, the Company has not seen a material impact as a result of this litigation. The Company will continue to monitor this situation and report any updates as necessary.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated December 12, 2018.
99.2	Condensed Consolidated Statements of Income.
99.3	Condensed Consolidated Balance Sheets.
99.4	Condensed Consolidated Statements of Cash Flows.
99.5	Photronics, Inc. Q4 2018 Financial Results Conference Call December 12, 2018 slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

	By:	/s/ Richelle E. Burr
Name: Richelle E. Burr
Title: Vice President, General Counsel and Secretary

Date: December 12, 2018